UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Hawaiian Electric Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE HAWAIIAN ELECTRIC INDUSTRIES, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2012 Notice of Annual Meeting of Shareholders WHEN AND WHERE IS THE SHAREHOLDERS MEETING? The 2012 Annual Meeting of Shareholders of Hawaiian Electric Industries, Inc. (HEI) will be held in Room 805 on the eighth floor of the American Savings Bank Tower, 1001 Bishop Street, in Honolulu, Hawaii on May 9, 2012, at 9:30 am., Honolulu time. See the 2012 proxy statement for directions to the American Savings Bank Tower. WHAT IS BEING VOTED ON AT THE SHAREHOLDERS MEETING? 1. Elect three Class I directors: Constance H. Lau, A. Maurice Myers and James K. Scott, Ed.D. 2. Advisory resolution to approve HEI’s executive compensation 3. Ratify the appointment of PricewaterhouseCoopers LLP as HEI’s independent registered public accounting firm for 2012 WHAT DOES THE BOARD OF DIRECTORS RECOMMEND? The Board of Directors recommends a vote FOR all nominees in proposal 1 and FOR proposals 2 and 3. HOW CAN I GET A COMPLETE SET OF PROXY MATERIAL? This is not a proxy card. If you wish to cast your vote on a traditional proxy card, you must request a paper copy of the proxy material by following the instructions below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following proxy materials can be viewed at: www.ViewMaterial.com/HEI 2012 Proxy Statement 2011 Annual Report to Shareholders If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 25, 2012 to facilitate timely delivery. You may request a paper or e-mail copy of the proxy materials listed above and/or request that all proxy materials for future annual meetings of shareholders be provided to you in paper or email form by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below). • Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or • Access the website, www.SendMaterial.com and follow the instructions provided, or • Send us an e-mail at papercopySendMaterial.com with your control number in the Subject line. Unless you instruct us otherwise, we will reply to your e-mail with a copy of the proxy materials in PDF format for this meeting only. To vote your Hawaiian Electric industries, inc. shares, you can attend the HE Annual Meeting of Shareholders and vote in person or you can: 1. Go to www.ViewMaterial.com/HEI 2. Click on the icon to vote your shares. 3. Enter the 11 digit Control Number (located by the arrow in the box above). 4. Follow the simple instructions to record your vote. You will be able to vote until 11:59 p.m. EST on May 8, 2012.